SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 1, 2000



                           HQ GLOBAL HOLDINGS, INC.
                     (as successor to VANTAS Incorporated)

            (Exact name of Registrant as specified in its Charter)

                                   Delaware
                           (State of Incorporation)

               0-18274                                        75-2880509
       (Commission File Number)                       (IRS Employer Id. Number)

       15950 N. Dallas Parkway
              Suite 350                                         75248
              Dallas, TX                                      (Zip Code)
(Address of principal executive offices)

                                (972) 361-8100
             (Registrant's telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets

         On June 1, 2000, VANTAS Incorporated ("VANTAS"), a majority-owned subsidiary of FrontLine Capital Group ("FLCG"), merged with and into HQ Global Workplaces, Inc. ("Old HQ"), an affiliate of CarrAmerica Realty Corporation ("CarrAmerica") (the "Merger"), with Old HQ continuing as the surviving corporation under the name HQ Global Workplaces, Inc. ("New HQ"). Immediately subsequent to the Merger, New HQ merged with and into HQ Merger Subsidiary, Inc. ("M-Sub"), a wholly-owned subsidiary of HQ Global Holdings, Inc. ("HQ Holdings") (the "Second Step Merger"), with M-Sub continuing as the surviving corporation under the name HQ Global Workplaces, Inc. ("HQ"). Immediately subsequent to the Second Step Merger, HQ became a wholly-owned subsidiary of HQ Holdings.

           HQ is the largest provider of flexible officing solutions in the world, with more than 2,500 employees, 43,000 clients and over 460 business centers in 17 countries. FLCG currently owns approximately 66% of the outstanding common stock of HQ Holdings ("HQ Holdings Common Stock"). Such ownership percentage does not take into account (i) warrants to purchase approximately 2.1 million shares (subject to increase for anti-dilution) of HQ Holdings Common Stock issued to the Series A Purchasers referred to below,
(ii) shares of HQ Holdings Common Stock which may be issued in connection with the refinancing of the Subordinate Loan referred to below, (iii) any shares of HQ Holdings Common Stock issuable upon conversion of the Series A Preferred referred to below (due to the fact that the number of such shares is dependent upon the timing of the conversion and other factors) or (iv) outstanding options to purchase shares of HQ Holdings Common Stock.

         Upon consummation of the Merger, each issued and outstanding share of common stock of VANTAS was converted into the right to receive $8.00 in cash, and each issued and outstanding share of preferred stock of VANTAS was converted into the right to receive .2569 shares of New HQ common stock. Upon consummation of the Second Step Merger, each issued and outstanding share of common stock of New HQ (including the shares issued to VANTAS stockholders in accordance with the preceding sentence) was converted into the right to receive one share of HQ Holdings Common Stock.

         Prior to the Second Step Merger and pursuant to the terms of the Stock Purchase Agreement among FLCG and CarrAmerica, dated as of January 20, 2000, as amended as of April 29, 2000 and May 31, 2000, FLCG purchased 4,130,530 shares of common stock of New HQ from CarrAmerica and certain other stockholders of Old HQ for an aggregate purchase price of approximately $151.1 million, which, upon consummation of the Second Step Merger, were converted into an equal number of shares of HQ Holdings Common Stock (as described above). New HQ also acquired the outstanding debt and equity interests of CarrAmerica in OmniOffices (UK) Limited and OmniOffices (Lux) 1929 Holding Company S.A., two companies engaged in the executive office suites business outside of the United States, for approximately $90.2 million in cash.

         Immediately following consummation of the Second Step Merger, FLCG exchanged with HQ Holdings the 4,130,530 shares of HQ Holdings Common Stock it received upon conversion of its New HQ common stock for approximately 3.7 million newly-issued shares of Series A Convertible Cumulative Preferred Stock of HQ Holdings ("Series A Preferred") and warrants to purchase up to approximately 1.66 million shares of HQ Holdings Common Stock (the "Warrants"), pursuant to the terms of an Exchange Agreement, dated as of May 31, 2000, between FLCG and HQ Holdings.

         Immediately following the transactions contemplated by the Exchange Agreement, FLCG sold all of the Series A Preferred and Warrants it received from HQ Holdings under the Exchange Agreement, and HQ Holdings sold approximately 1.08 million additional shares of Series A Preferred and Warrants to purchase up to approximately 480,000 shares of HQ Holdings Common Stock, to a group of investors that included EOP Operating Limited Partnership (an affiliate of Equity Office Properties Trust), Fortress HQ LLC, Stichting Pensioenfonds ABP, First Union Real Estate Equity and Mortgage Investments, CIBC WMC Inc., CIBC Employee Private Equity Fund Partners, AEW Targeted Securities Fund, L.P., AEW Targeted Securities Fund II, L.P., Blackacre Capital Partners, L.P. and Paribas North America, Inc. (the "Series A Purchasers") for an aggregate purchase price of $195 million, pursuant to the terms of separate purchase agreements between FLCG and each Series A Purchaser.

         In connection with the mergers, HQ obtained both (i) a senior secured loan (the "Senior Loan") in the amount of $225 million with an additional $50 million revolving line of credit and (ii) a subordinate unsecured loan (the "Subordinate Loan") in the amount of $125 million. The Senior Loan consists of six separate tranches with maturity dates ranging from June 30, 2002 through May 31, 2005. Interest accrues on each tranche at per annum rates ranging from LIBOR plus 3.25% to LIBOR plus 4%. The Subordinate Loan matures on May 31, 2007 and accrues interest at a per annum rate equal to LIBOR plus 6.5%, subject to increases pursuant to the terms of the Subordinate Loan.

         The Board of Directors of HQ Holdings (the "HQ Holdings Board") consists of thirteen directors, a majority of whom were appointed by FLCG. In addition, Mr. Scott H. Rechler, President of FLCG, serves as Chairman of the HQ Holdings Board.

         The description of the Merger and related transactions contained in the Form 8-K dated February 4, 2000, is incorporated herein by reference. The information contained in this Form 8-K supplements and amends, and, if contradictory, supercedes, information contained in the Form 8-K dated February 4, 2000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Financial Statements and Pro Forma Financial Information

                  Financial statements and pro forma financial information relating to the acquisition described in Item 2 have not been included in this report and will be filed on or before August 15, 2000 (other than those historical financial statements which were included in VANTAS' Form 8-K filed March 2, 2000).

(c)       Exhibits

     10.1 Second Amendment to the Agreement and Plan of Merger by and among VANTAS Incorporated and FLCG, on the one hand, and HQ Global Workplaces, Inc. and CarrAmerica Realty Corporation, on the other hand, dated as of May 31, 2000

     10.2 Stockholders Agreement by and among the Company, HQ Global Holdings, Inc., CarrAmerica Realty Corporation and the other parties named therein, dated as of June 1, 2000

     10.3 Registration Rights Agreement by and among FLCG and CarrAmerica Realty Corporation, dated as of June 1, 2000

     10.4 Agreement and Plan of Merger by and among HQ Global Workplaces, Inc., HQ Global Holdings, Inc. and HQ Merger Subsidiary, Inc., dated as of June 1, 2000

     10.5 Exchange Agreement by and between FLCG and HQ Global Holdings, Inc., dated as of May 31, 2000

     10.6 Indemnification and Escrow Agreement by and among FLCG, CarrAmerica Realty Corporation and the other parties named therein, dated as of June 1, 2000

     10.7 Purchase Agreement by and among FLCG, HQ Global Holdings, Inc. and EOP Operating Limited Partnership, dated as of May 31, 2000

     10.8 Purchase Agreement by and among FLCG and Fortress HQ LLC, dated as of May 31, 2000

     10.9 Purchase Agreement by and among FLCG and Stichting Pensioenfonds ABP, dated as of May 31, 2000

     10.10 Purchase Agreement by and among FLCG and First Union Real Estate Equity and Mortgage Investments, dated as of May 31, 2000

     10.11 Purchase Agreement by and among FLCG and CIBC WMC Inc., dated as of May 31, 2000

     10.12 Purchase Agreement by and among FLCG and CIBC Employee Private Equity Fund Partners, dated as of May 31, 2000

     10.13 Purchase Agreement by and among FLCG and AEW Targeted Securities Fund, L.P., dated as of May 31, 2000

     10.14 Purchase Agreement by and among FLCG and AEW Targeted Securities Fund II, L.P., dated as of May 31, 2000

     10.15 Purchase Agreement by and among FLCG and Blackacre Capital Partners, L.P., dated as of May 31, 2000

     10.16 Purchase Agreement by and among FLCG and Paribas North America, Inc., dated as of May 31, 2000

     10.17 Stockholders Agreement by and among FLCG, HQ Global Holdings, Inc. and certain holders of Series A Preferred Stock of HQ Global Holdings, Inc. named therein, dated as of May 31, 2000

     10.18 Registration Rights Agreement by and between HQ Global Holdings, Inc. and the investors named therein, dated as of May 31, 2000

     10.19 Registration Rights Agreement by and between HQ Global Holdings, Inc. and CarrAmerica Realty Corporation, dated as of June 1, 2000


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HQ GLOBAL HOLDINGS, INC.



                                                     By: /s/ David Rupert
                                                        ----------------------
                                                             David Rupert
                                                             President

Date:  June 16, 2000